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                                                              EXHIBIT (15)(d)(1)

                                  SCHEDULE A-2

                                  ------------

                         EATON VANCE MUTUAL FUNDS TRUST

                              CLASS A SERVICE PLAN

                            EFFECTIVE: MARCH 4, 1998

                                      Sales         Date of Original Plans
Name of Fund Adopting This Plan    Commission         (Inception Date)
-------------------------------    ----------         ----------------

Eaton Vance Tax-Managed               5%                    N/A
  International Growth Fund